Second Quarter 2025 Results August 4, 2025 Exhibit 99.2

Important information Caution Regarding Forward Looking Statements This presentation includes certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to future events and financial performance. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive. These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; the inability to complete the proposed transaction due to the failure to obtain stockholder approval for the proposed transaction or the failure to satisfy other conditions to completion of the proposed transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement of the proposed transaction on the Company’s relationships, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; exceeding the expected costs of the transaction; our dependence on customers’ capital spending on data, communication and entertainment equipment, which could be negatively impacted by a regional or global economic downturn, among other factors; the potential impact of higher than normal inflation; concentration of sales among a limited number of customers and channel partners; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing and timing of delivery of products to customers; risks related to our ability to implement price increases on our products and services; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; risks related to the successful execution of CommScope NEXT and other cost saving initiatives; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; the risk that our manufacturing operations, including our contract manufacturers on which we rely, encounter capacity, production, quality, financial or other difficulties causing difficulty in meeting customer demands; our substantial indebtedness, including our upcoming maturities and evaluation of capital structure alternatives and restrictive debt covenants; our ability to refinance existing indebtedness prior to its maturity or incur additional indebtedness at acceptable interest rates or at all; our ability to generate cash to service our indebtedness; the divestiture of the Home segment and its effect on our remaining businesses; the expected timing of the closing of the sale of the OWN and DAS businesses (the Transaction); the expected benefits of the Transaction, including the expected financial performance of CommScope following the Transaction; the ability of the parties to obtain any required regulatory approvals in connection with the Transaction and to complete the Transaction considering the various closing conditions; expenses related to the Transaction and any potential future costs; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement governing the Transaction, or an inability to consummate the Transaction on the terms described or at all; the effect of the announcement of the Transaction on the ability of CommScope to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; the response of CommScope’s competitors, creditors and other stakeholders to the Transaction; risks associated with the disruption of management’s attention from ongoing business operations due to the Transaction; the ability to meet expectations regarding the timing and completion of the Transaction; potential litigation relating to the Transaction; restrictions during the pendency of the Transaction that may impact the ability to pursue certain business opportunities; our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments; possible future additional impairment charges for fixed or intangible assets, including goodwill; our ability to attract and retain qualified key employees; labor unrest; product quality or performance issues, including those associated with our suppliers or contract manufacturers, and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the use of open standards; the long-term impact of climate change; significant international operations exposing us to economic risks like variability in foreign exchange rates and inflation, as well as political and other risks, including the impact of wars, regional conflicts and terrorism; our ability to comply with governmental anti-corruption laws and regulations worldwide; the impact of export and import controls and sanctions worldwide on our supply chain and ability to compete in international markets; changes in the laws and policies in the U.S. affecting trade, including the risk and uncertainty related to tariffs or potential trade wars and potential changes to laws and policies, that may impact our products; the costs of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign social and environmental laws; the impact of litigation and similar regulatory proceedings in which we are involved or may become involved, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers, supply chain logistics and the global economy; our stock price volatility; income tax rate variability and ability to recover amounts recorded as deferred tax assets; and other factors beyond our control. These and other factors are discussed in greater detail in our 2024 Annual Report on Form 10-K and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this presentation represents our best judgment as of the date of this presentation based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this presentation, except to the extent required by law. Description of Non-GAAP Financial Measures CommScope management believes that presenting certain non-GAAP financial measures enhances an investor’s understanding of our financial performance. CommScope management further believes that these non-GAAP financial measures are useful in assessing CommScope’s operating performance from period to period by excluding certain items that we believe are not representative of our core business. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures. As calculated, our non-GAAP measures may not be comparable to other similarly titled measures of other companies. RemainCo Financial Measures - RemainCo financial measures are the aggregate of the Access Network Solutions and Ruckus segments. They do not include the results of the Connectivity and Cable Solutions segment. The RemainCo segments and the Connectivity and Cable Solutions segment represent the business segments as currently managed and reported by CommScope. Future results and the composition of any business divested in the future may vary and differ materially from the presentation of the RemainCo financial measures. © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Sale of CCS

- **Entered into a definitive agreement to sell CCS business to Amphenol for $10.5 billion in cash**
  - Expected closing in first half of 2026
  - Approximately $500 million of Fees and Taxes
- **Strong strategic deal for our equity holders, debt holders, customers, suppliers and employees**
- **Expect to use proceeds to pay off debt and preferred equity and distribute excess cash**
  - Expect to put minimal leverage on RemainCo(1)
- **RemainCo(1) will be comprised of ANS and RUCKUS**
  - Businesses delivered a strong Q2 2025 Adjusted EBITDA(2) of $127 million, 326% above Q2 2024
  - Q2 2025 LTM Adjusted EBITDA (2) of $300 million
  - Strong cash flow generation with minimal capex required

Deal unlocks equity value, returns cash to our shareholders and strengthens the business

(1) "RemainCo" financial measures reflect the results or otherwise pertain to the performance of ANS and Ruckus, in the aggregate.
(2) See appendix for reconciliation of non-GAAP adjusted measures.

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Second quarter results

- **Net Sales increased due to market growth and customer inventory normalization**
  - Net sales of $1.388 billion, increasing 32% from prior year and 25% sequentially.
  - RemainCo[1] net sales of $513 million increasing 58% from prior year and 32% sequentially.
- **Adjusted EBITDA improved sequentially for the fifth consecutive quarter**
  - Adjusted EBITDA[2] of $338 million, YOY increase of 79% and 41% sequentially.
  - RemainCo [1] Adjusted EBITDA [2] of $127 million increasing 326% from prior year and 101% sequentially
- **Continue to implement plan to mitigate the effect of tariffs**
  - Using our flexible global manufacturing footprint, broad supplier base and commercial strategies

Revising Our 2025 Adjusted EBITDA [2] Guideposts up to $1.15 and $1.20 billion. RemainCo [1] expected to be between $325 and $350 million of Adjusted EBITDA for 2025 [2]

(1) "RemainCo" financial measures reflect the results or otherwise pertain to the performance of ANS and Ruckus, in the aggregate
(2) See appendix for reconciliation of non-GAAP adjusted measures.

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Second quarter results Unless otherwise noted, the financial measures discussed reflect the results or otherwise pertain to the performance of CommScope continuing operations and exclude the results of the Home discontinued operations. “Core” financial measures reflect the results or otherwise pertain to the performance of CCS, NICS (excluding DAS) and ANS, in the aggregate. Core financial measures exclude the results of the OWN segment and DAS businesses. See appendix for reconciliation of non-GAAP adjusted measures. © 2023 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners. Consolidated CommScope – Second Quarter (In $millions, except per share amounts) 2Q’24 Results 2Q’25 Results  Y/Y Change Net Sales $1,054 $1,388 +32% Adj. EBITDA(2) Adj. EBITDA Margin Adj. EPS(2) $189 17.9% $0.03 $338 24.3% $0.44 +79% +640 bps. +1,367% Consolidated CommScope – First Half (In $millions, except per share amounts) 1H’24 Results 1H’25 Results  Y/Y Change Net Sales $1,955 $2,500 +28% Adj. EBITDA(2) Adj. EBITDA Margin Adj. EPS(2) $273 14.0% $(0.20) $578 23.1% $0.58 +112% +910 bps. NM RemainCo(1) – Second Quarter (In $millions, except per share amounts) 2Q’24 Results 2Q’25 Results  Y/Y Change Net Sales $325 $513 +58% Adj. EBITDA(2) Adj. EBITDA Margin $30 9.1% $127 24.7% +326% +1560 bps. RemainCo(1) – First Half (In $millions, except per share amounts) 1H’24 Results 1H’25 Results  Y/Y Change Net Sales $622 $901 +45% Adj. EBITDA(2) Adj. EBITDA Margin $27 4.3% $190 21.1% +605% +1670 bps. (1) “RemainCo” financial measures reflect the results or otherwise pertain to the performance of ANS and Ruckus, in the aggregate (2) See appendix for reconciliation of non-GAAP adjusted measures. © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Second quarter business highlights

Business Segment		Net Sales ($M) 2Q'24	Net Sales ($M) 2Q'25	Y-Y%	Adj. EBITDA[1] ($M) 2Q'24	Adj. EBITDA[1] ($M) 2Q'25	Y-Y%	Observations
ANS	Access Network Solutions	$195	$322	65%	$35	$80	+132%	• Higher Adjusted EBITDA driven by DOCSIS 4.0 product revenue and increased license sales in the quarter • Several key wins for the vCMTS solution in global markets • Unified Product in lab testing phase and on track for product launches in late 2025 and 2026
Ruckus	Ruckus	$130	$190	+47%	($5)	$46	+$51 million	• Second quarter revenue increase YoY is driven by return to stabilized buying patterns in the channel • Ruckus Wi-FI solution win in key Gen AI Data center customer • Recent Investment in additional selling resources beginning to pay dividends • Favorable E&O in the quarter of ~$10 million
CCS	Connectivity and Cable Solutions	$728	$875	+20%	$171	$211	+23%	• YoY revenue growth of 20% driven by Cloud and Hyperscale datacenter growth including GenAI projects • EBITDA margin percentage remains strong at 24.1% due to mix and cost leverage • Revenue growth in Enterprise fiber business of 85% driven by datacenter builds

(1) See appendix for reconciliation of non-GAAP adjusted measures.

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COMMSCOPE

Cash flow update (1)



GAAP Cash Flow from Operations ($M)
$51
$122
$278
($187)
$77
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25



Free Cash Flow ($M) (2)
$46
$115
$271
$(202)
$64
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25

- Year over year increase driven by higher EBITDA partially offset by working capital as business grows.
- 2025 free cash flow expected to be lower than 2024 primarily driven by working capital needs.

(1) The cash flows related to discontinued operations have not been segregated. Accordingly, this cash flow information includes the results of continuing and discontinued operations.
(2) (2) See appendix for reconciliation of non-GAAP adjusted measures.

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COMMSCOPE

Strong liquidity & balance sheet management

Debt Maturities (as of 6/30/25)



Secured Debt
ABL
Term Loan B
4.75% Notes due 2029
9.50% Notes due 2031
Unsecured Debt
5.00% Notes due 2027
8.25% Notes due 2027
7.125% Notes due 2028
($ millions)
$951
$3,150
$867
$750
$642
$1,000
2025
2026
2027
2028
2029
2030
2031

Cash & liquidity remain strong

- Ended the quarter with available liquidity over $991 million including $571 million of cash
- No outstanding ABL revolver draws as of 6/30/25

Leverage

- 6.6x net leverage(1) as of 6/30/25

Debt balances do not reflect unamortized OID or deferred financing fees.

(1) Net leverage based on pro forma Adj. EBITDA from continuing operations of approximately $1.025 billion (including $19 million of annualized savings expected from cost reduction initiatives). The Carlyle investment is characterized as equity. The ratio of net debt plus preferred equity to pro forma Adj. EBITDA from continuing operations is ~7.9x.

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COMMSCOPE

Chuck Treadway President and Chief Executive Officer Closing Remarks © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Q&A Second Quarter 2025 Results © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Appendix

Statements of Operations © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Balance Sheets © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Statements of Cash Flows © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Adjusted EBITDA and Adjusted Net Income Reconciliation © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Sales by Region © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Sales and Adjusted EBITDA by Segment © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Adjusted EBITDA Reconciliation by Segment © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Adjusted EBITDA Reconciliation © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Free Cash Flow Reconciliation © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Adjusted Gross Profit and Adjusted Operating Expense Reconciliations © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Adjusted EBITDA Outlook Reconciliation © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Important information Additional Information about the Proposed Transaction and Where to Find It This communication may be deemed solicitation material in respect of the proposed sale of the Company’s CCS business to Amphenol. In connection with the proposed transaction, CommScope will file with the SEC and furnish to CommScope’s stockholders a proxy statement and other relevant documents. This communication does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed transaction or incorporated by reference in the proxy statement because they will contain important information about the proposed transaction. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and CommScope’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through CommScope’s website at https://ir.commscope.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of CommScope may be deemed “participants” in the solicitation of proxies from stockholders of CommScope in favor of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of CommScope in connection with the proposed transaction will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 26, 2025, and in its definitive proxy statement filed with the SEC on Schedule 14A on March 24, 2025. © 2025 CommScope, LLC. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.